Exhibit 99.1

Execution Version

This ELECTION AND SUPPORT AGREEMENT, dated as of March 16, 2026 (this “Agreement”), is by and among Public Storage, a Maryland real estate investment trust (“Parent”), and the undersigned Persons (each a “Holder” and collectively, the “Holders”). Parent and each Holder are each sometimes referred to herein as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, National Storage Affiliates Trust, a Maryland real estate investment trust (the “Company”), NSA OP, LP, a Delaware limited partnership (the “Partnership”), Public Storage, L.P., a Delaware limited partnership (the “Parent OP”), Pelican Merger Sub I, LLC, a Maryland limited liability company (“Merger Sub I”), and Pelican Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II”), are entering into an Agreement and Plan of Merger (the “Merger Agreement”), that provides, among other things, for (a) the merger of the Company with and into Merger Sub I, with Merger Sub I being the surviving entity (the “Company Merger”), and (b) the merger of Merger Sub II with and into the Partnership, with the Partnership being the surviving entity (the “Partnership Merger” and together with the Company Merger, the “Mergers”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as a condition and an inducement to Parent’s willingness to enter into the Merger Agreement, Parent has required that the Holders agree, and the Holders have agreed to, enter into this Agreement with respect to (a) all common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) and (b) all Class A common units of limited partner interest in the Partnership (the “Partnership OP Units”), in each case that the Holders Beneficially Own or own of record;

WHEREAS, the Holders are the record owners or Beneficial Owners and have either sole or shared voting power over, such number of shares of the Company Common Stock and Partnership OP Units as is indicated opposite each such Holder’s name on Schedule A attached hereto; and

WHEREAS, Parent desires that the Holders agree, and the Holders are willing to agree, subject to the exceptions herein, not to Transfer (as defined below) any of their Subject Securities (as defined below), and to vote their Subject Securities in a manner so as to facilitate consummation of the Mergers.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Section 1 or elsewhere in this Agreement.

“Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance); provided that for purposes of determining beneficial ownership, a Person shall be deemed to be the beneficial owner of any securities that may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of sixty (60) days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). For purposes of this Agreement, a Person shall be deemed to beneficially own any securities beneficially owned by its Affiliates or any group of which such Person or any such Affiliate is or becomes a member or is otherwise acting in concert. For the avoidance of doubt, Beneficially Own and Beneficial Ownership shall also include record ownership of securities.

“Beneficial Owners” shall mean Persons who Beneficially Own the referenced securities.

“Expiration Time” shall mean the earliest to occur of (i) the Partnership Merger Effective Time, (ii) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VII thereof, (iii) the entry without the prior written consent of each Holder into any amendment, waiver or modification to the Merger Agreement that results in a decrease in the Merger Consideration, and (iv) with respect to each Holder, the delivery of written notice by such Holder to Parent at any time following the occurrence of an Adverse Recommendation Change made in compliance with the Merger Agreement.

“Immediate Family” means, with respect to a Person, (i) such Person’s spouse (former or then-current), (ii) such Person’s parents and grandparents, and (iii) ascendants and descendants (natural or adoptive, of the whole or half blood) of such Person’s parents or of the parents of such Person’s spouse (former or then-current).

“Family Trust” means, with respect to an individual, a trust for the benefit of such individual or for the benefit of any member or members of such individual’s Immediate Family or for the benefit of such individual and any member or members of such individual’s Immediate Family (for the purpose of determining whether or not a trust is a Family Trust, the fact that one (1) or more of the beneficiaries (but not the sole beneficiary) of the trust includes a Person or Persons, other than a member of such individual’s Immediate Family, entitled to a distribution after the death of the settlor if he, she, it, or they shall have survived the settlor of such trust, which distribution may be made of something other than Subject Securities and/or includes an organization or organizations exempt from federal income taxes pursuant to the provisions of Section 501(a) of the Code and described in Section 501(c)(3) of the Code, shall be disregarded); provided, however, that in respect of transfers by way of testamentary or inter vivos trust, the trustee or trustees shall be solely such individual, a member or members of such individual’s Immediate Family, a responsible financial institution, an attorney that is a member of the Bar of any State in the United States, and/or an individual or individuals approved by the Parent.

“Permitted Transfer” shall mean, in each case, with respect to each Holder, so long as (i) such Transfer is in accordance with applicable Law and (ii) such Holder is, and at all times has been, in compliance with this Agreement, (a) any Transfer of Subject Securities to a bona fide financial institution (a “Pledgee”) pursuant to a bona fide margin loan, pledge agreement or other similar agreement (a “Pledging Agreement” and any such Pledging Agreement existing as of the date of hereof (and including any amendments thereto solely to permit the Mergers), an “Existing Pledging Agreement”) with such Pledgee to secure any obligations of a Holder or its affiliates under such financing arrangements, the foreclosure by such Pledgee on pledged Subject Securities and the subsequent Transfer thereof by such financial institution (“Pledging Activity”), or (b) any Transfer of Subject Securities by will or by the laws of intestate succession or for estate or tax planning purposes (including transfers to such Holder’s Immediate Family or Family Trust) or for bona fide charitable giving, so long as such transferee, in connection with, and prior to, such Transfer, executes a joinder to this Agreement, in form and substance reasonably acceptable to Parent, pursuant to which such transferee agrees be subject to and comply with the restrictions and obligations applicable to such Holder in this Agreement with respect to the Subject Securities so Transferred; provided that notwithstanding the foregoing, (x) a foreclosure or Transfer pursuant to clauses (a) or (b) of this sentence shall be a Permitted Transfer only if the Pledgee or transferee of such Subject Securities, prior to the date of such foreclosure or Transfer, execute a joinder to this Agreement, in form and substance reasonably acceptable to Parent, pursuant to which such Pledgee agrees to be subject to and comply with all obligations set forth in this Agreement with respect to the Subject Securities so foreclosed on or Transferred, (y) other than in the case of a foreclosure and resulting Transfer, no such Transfer pursuant to clauses (a) or (b) shall relieve the transferring Holder from its obligations under this Agreement and (z) in the case of clause (a), the sole right to vote such Subject Securities shall remain with the applicable Holder absent a foreclosure by a Pledgee.

“Subject Securities” shall mean, collectively, shares of Company Common Stock, New Company Common Stock, Partnership OP Units and New Partnership OP Units.

“Transfer” means (i) any direct or indirect offer, sale, lease, assignment, encumbrance, pledge, grant of a security interest, hypothecation, disposition or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any option or other Contract with respect to any offer, sale, lease, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any Subject Securities, or (ii) in respect of any capital stock or interest in any capital stock, to enter into any swap or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction or series of transaction is to be settled by delivery of securities, in cash or otherwise. For purposes of this Agreement, “capital stock” shall include interests in a partnership or limited liability company.

2. Agreement to Retain Subject Securities.

2.1 No Inconsistent Arrangements; Transfer and Encumbrance of Subject Securities.

(a) Each Holder represents, covenants and agrees that, except for this Agreement, such Holder (i) has not entered into, and shall not enter into at any time prior to the Expiration Time, any voting agreement, voting trust or similar arrangement or understanding with respect to such Holder’s Subject Securities, (ii) has not granted, and shall not grant at any time prior to the Expiration Time, a proxy, consent or power of attorney with respect to such Holder’s Subject Securities, (iii) has not taken, and shall not take at any time while this Agreement remains in effect, any action that would, or would reasonably be expected to, (A) make any representation or warranty of such Holder contained herein untrue or incorrect, (B) violate or conflict with such Holder’s covenants and obligations under this Agreement, (C) otherwise have the effect preventing, impairing or materially delaying such Holder from performing any of its obligations under this Agreement or (D) have the effect of preventing, impairing or materially delaying, the Merger or the other transactions contemplated by the Merger Agreement or the performance by the Company of its obligations under the Merger Agreement.

(b) Other than a Permitted Transfer, from the execution of this Agreement until the Expiration Time, no Holder shall, with respect to any Subject Securities Beneficially Owned by such Holder, Transfer any such Subject Securities, unless the transferee of such Subject Securities, prior to the date of such Transfer, agrees in a signed writing satisfactory to Parent (acting reasonably) to accept such Subject Securities subject to the terms of this Agreement and to be bound by the terms of this Agreement applicable to such Holder for all purposes of this Agreement, in which case such Transfer shall be deemed a Permitted Transfer.

2.2 Additional Purchases; Adjustments. Each Holder agrees that (a) any shares of Company Common Stock and any other shares of capital stock or other voting equity securities of the Company that such Holder purchases or otherwise acquires or with respect to which such Holder otherwise acquires voting power (or with respect to which the Holders collectively acquire voting power) after the execution of this Agreement and prior to the Expiration Time (the “New Company Common Stock”), and (b) any units of Partnership OP Units and any other units or other voting equity securities of the Partnership that such Holder purchases or otherwise acquires or with respect to which such Holder otherwise acquires voting power (or with respect to which the Holders collectively acquire voting power) after the execution of this Agreement and prior to the Expiration Time (the “New Partnership OP Units”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Company Common Stock or Partnership OP Units, as applicable. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company or the Partnership affecting the Subject Securities, the terms of this Agreement shall apply to the resulting securities.

2.3 Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Subject Securities in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio. If any involuntary Transfer of any of such Holder’s Subject Securities shall occur (other than pursuant to a Pledging Agreement as in effect as of the date of this Agreement), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, and the transferor shall cause the transferee to, take and hold such Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement applicable to the initial Holder of such Subject Securities, which shall continue in full force and effect until valid termination of this Agreement.

3. Agreement to Vote and Approve.

3.1 Company Stockholder Meeting. From the execution of this Agreement until the Expiration Time, at every meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following matters, each Holder shall, and shall cause each holder of record on any applicable record date to (including via proxy), vote the Company Common Stock and New Company Common Stock Beneficially Owned by such Holder: (a) in favor of (i) the approval of the Company Merger, and (ii) any related proposal in furtherance thereof, including any proposal to adjourn or postpone such meeting of stockholders of the Company to a later date if there are not sufficient votes to approve the Company Merger; and (b) against (i) any Company Acquisition Proposal, Alternative Acquisition Agreement or any of the transactions contemplated thereby, (ii) any action that would reasonably be expected to delay, postpone, frustrate the purposes of, or adversely affect the transactions contemplated by the Merger Agreement, including the Company Merger, and (iii) any action that would reasonably be expected to result in a breach of any representation, warranty, covenant or agreement of the Company in the Merger Agreement.

3.2 Consent of Partners of the Partnership. Hereafter until the Expiration Time, at every meeting of the unitholders of the Partnership called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent of the unitholders of the Partnership with respect to any of the following matters, each Holder shall, and shall cause each holder of record on any applicable record date to (including via proxy), vote the Partnership OP Units and New Partnership OP Units Beneficially Owned by such Holder: (a) in favor of the approval of the Mergers and any related proposal in furtherance thereof, and (b) against (i) any Company Acquisition Proposal, Alternative Acquisition Agreement or any of the transactions contemplated thereby, (ii) any action that would reasonably be expected to delay, postpone, frustrate the purposes of, or adversely affect the transactions contemplated by the Merger Agreement, including the Mergers, and (iii) any action that would reasonably be expected to result in a breach of any representation, warranty, covenant or agreement of the Company in the Merger Agreement.

4. Partnership Unit Merger Consideration Election. Each Holder shall irrevocably elect, in accordance with the timing and other instructions contained in the Special Redemption Materials and pursuant to Section 2.2 of the Merger Agreement, to have at least 50% of such Holder’s Partnership OP Units and New Partnership OP Units redeemed on a one-to-one basis for an equal number of JV Units, pursuant to the Special Redemption. For clarity, the proration mechanics in Section 2.2(b) of the Merger Agreement shall apply to the Partnership OP Units and New Partnership OP Units and the Merger Consideration to be received in exchange therefor.

5. Any vote required to be cast or consent or election required to be provided pursuant to Section 3 or Section 4 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of recording the results of that vote, consent or election, as applicable. Any attempt by a Holder to vote, consent, elect or express dissent with respect to (or otherwise to utilize the voting power of) such Holder’s Subject Securities in contravention of Section 3 or Section 4 shall be null and void ab initio. If a Holder is the Beneficial Owner, but not the holder of record, of any Subject Securities, such Holder agrees to take all actions necessary to cause the holder of record and any nominees to vote, consent or elect all of such Subject Securities in accordance with Section 3 and Section 4. To the extent a Holder does not fully control the determinations of such stockholder entity, such Holder agrees to exercise all voting or other rights it has in such entity to carry out the intent and purposes of the support, voting and election obligations in Section 3, Section 4 or otherwise set forth in this Agreement. For the avoidance of doubt, the foregoing commitments apply to any Subject Securities held by any trust, limited partnership or other entity holding Subject Securities over which the applicable Holder exercises direct or indirect voting control.

6. Representations and Warranties of the Holders. Each Holder hereby severally represents and warrants to Parent as follows:

6.1 Due Authority. Such Holder has the full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement has been duly and validly executed and delivered by such Holder and constitutes a valid and binding agreement of such Holder enforceable against it in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights and general principles of equity).

6.2 Ownership of the Company Common Stock. As of the date hereof, such Holder (a) Beneficially Owns the shares of Company Common Stock indicated on Schedule A hereto opposite such Holder’s name, free and clear of any and all Liens, other than those created by this Agreement, and (b) has sole voting power over all of the shares of Company Common Stock Beneficially Owned by the Holder. As of the date hereof, such Holder does not Beneficially Own any capital stock or other securities of the Company other than the shares of Company Common Stock set forth on Schedule A opposite such Holder’s name. As of the date hereof, the Holder does not Beneficially Own any rights to purchase or acquire any shares of voting stock or other voting securities of the Company except as set forth on Schedule A opposite the Holder’s name.

6.3 Ownership of the Partnership OP Units. As of the date hereof, such Holder (a) Beneficially Owns the Partnership OP Units indicated on Schedule A hereto opposite such Holder’s name, free and clear of any and all Liens, other than those created by this Agreement, and (b) has sole voting power over all of the Partnership OP Units Beneficially Owned by such Holder. As of the date hereof, such Holder does not Beneficially Own any rights to purchase or acquire any shares of voting stock or other voting securities of the Partnership except as set forth on Schedule A opposite such Holder’s name.

6.4 No Conflict; Consents.

(a) The execution and delivery of this Agreement by such Holder does not, and the performance by such Holder of the obligations under this Agreement and the compliance by such Holder with any provisions hereof do not and will not: (i) conflict with or violate any Laws applicable to such Holder, or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the shares of Company Common Stock or Partnership OP Units Beneficially Owned by such Holder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Holder is a party or by which such Holder is bound, except in each case as would not reasonably be expected to impair or adversely affect the ability of such Holder to perform such Holder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other Person, is required by or with respect to such Holder in connection with the execution and delivery of this Agreement or the consummation by such Holder of the transactions contemplated hereby, except in each case as would not reasonably be expected to impair or adversely affect the ability of such Holder to perform such Holder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

6.5 Absence of Litigation. As of the date of this Agreement, there is no action, suit, investigation or proceeding (whether judicial, arbitral, administrative or other) (each an “Action”) pending against, or, to the knowledge of such Holder, threatened against or affecting, such Holder that could reasonably be expected to materially impair or materially adversely affect the ability of such Holder to perform such Holder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

6.6 Ownership of Parent Common Shares. As of the date hereof, such Holder does not Beneficially Own any Parent Common Shares (other than Arlen Nordhagen, who beneficially owns less than 1,000 Parent Common Shares).

7. Termination. This Agreement shall terminate and shall have no further force or effect immediately as of and following the Expiration Time; provided, however, that (i) nothing set forth in this Section 7 shall relieve any Party from liability for any breach of this Agreement prior to termination hereof or relieve or otherwise limit the liability of any Party for willful breach of this Agreement and (ii) the provisions of Section 10 shall survive any termination of this Agreement.

8. No Solicitation; No Acquisitions of Parent Common Shares. Each Holder agrees that such Holder shall not, and shall cause each of its affiliates and such Holder’s and their directors, officers and trustees (as applicable), and shall direct such Holder’s other Representatives not to, directly or indirectly, take any action that would violate Section 5.7 of the Merger Agreement if such Person were deemed the Company for purposes of Section 5.7 of the Merger Agreement. Each Holder agrees that, without the prior written consent of Parent, neither it nor any of its affiliates shall purchase or acquire, directly or indirectly, Beneficial Ownership of any Parent Common Shares.

9. Waiver of Certain Actions. Each Holder hereby agrees not to commence, join in or participate in, knowingly facilitate, assist or encourage, and to take all actions necessary to opt out of any class in any class action with respect to, any Action, derivative or otherwise, against Parent, the Company or any of their respective Subsidiaries or successors, affiliates, directors, managers or officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing) or (b) to the fullest extent permitted under Law, alleging a breach of any duty of any Person in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby, and hereby irrevocably waives any claim or rights whatsoever with respect to any of the foregoing.

10. Miscellaneous.

10.1 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect. In the event of any such determination, the Parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intent and purpose of this Agreement.

10.2 Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations of the Parties hereunder shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Parties, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns. This Section 10.2 shall not be deemed to prevent Parent from engaging in any merger, consolidation or other business combination transaction.

10.3 Amendments and Modifications. No provision of this Agreement may be amended or modified unless such amendment or modification is in writing and signed by (a) Parent, and (b) each Holder. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

10.4 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made (a) as of the date delivered if delivered personally and (b) when received if (i) sent by email (without receipt of a delivery failure notice) or (ii) sent by prepaid overnight carrier (providing proof of delivery), to the Parties at the following addresses (or at such other addresses as shall be specified by the Parties by like notice):

(a) if to any of the Holders, to:

National Storage Affiliates Trust

8400 E Prentice Ave

Greenwood Village, CO 80111

Attention: Tiffany Kenyon

E-mail:  [***]

With a copy (which shall not be considered notice) to:

Clifford Chance US LLP

Two Manhattan West

375 9th Avenue

Attention: Andrew Epstein

  Chang-Do Gong

  Robert Chung

E-mail:  andrew.epstein@cliffordchance.com

  chang-do.gong@cliffordchance.com

  robert.chung@cliffordchance.com

(b) if to Parent, to:

Public Storage

2811 Internet Boulevard

Frisco, Texas 75034

Attention:  Nathan Vitan

E-mail:   [***]

With a copy (which shall not be considered notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:  Adam O. Emmerich

    Meng Lu

    Kyle M. Diamond

E-mail:    AOEmmerich@wlrk.com

    MLu@wlrk.com

    KMDiamond@wlrk.com

Or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective upon receipt.

10.5 Governing Law. This Agreement and all disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the Laws of the State of Maryland (other than with respect to issues relating to the Partnership Merger and the Dropdown JV that are required to be governed by the Laws of the State of Delaware), in each case without regard to its rules of conflict of laws that would result in the application of any laws other than those specified above.

10.6 Submission to Jurisdiction. Each of the parties hereto hereby (i) irrevocably submits to and agrees to be subject to the personal jurisdiction of the Circuit Court of Baltimore City, Maryland and/or the U.S. District Court for the District of Maryland, Northern Division (the “Chosen Courts”), for the purpose of any claim, action, suit or proceeding (whether based in contract, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof, (ii) irrevocably agrees that all such claims, actions, suits or proceedings may and shall be brought before, and determined by, only a Chosen Court with subject matter jurisdiction over such claim(s), action(s), suit(s) or proceeding(s), (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iv) agrees that it will not (except for a suit on the judgment as expressly permitted by this Section 10.6) bring any claim, action, suit or proceeding relating to this Agreement or the transactions contemplated by this Agreement in any court other than a Chosen Court. In any judicial proceeding in the courts of the State of Maryland, each of the parties further consents to the assignment of such proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the Parties irrevocably consents to the service of the summons and complaint and any other process in any other claim, suit, action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, in the manner provided by Section 10.4 and nothing in this Section 10.6 shall affect the right of any party hereto to serve legal process in any other manner permitted by Law. Each Party agrees that a final judgment in any claim, suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

10.7 Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms on a timely basis or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or other equitable relief (without the requirement of posting a bond or other security) to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Chosen Court, this being in addition to any other remedy to which they are entitled at law or in equity.

10.8 No Third-Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any Person other than the Parties and each such Party’s respective heirs, successors and permitted assigns.

10.9 WAIVER OF JURY TRIAL. EACH OF THE PARTIES ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATE TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.9.

10.10 Entire Agreement. This Agreement (including the exhibits, schedules and other documents delivered pursuant hereto) constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof and thereof.

10.11 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall be considered one and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

10.12 No Agreement Until Executed. Irrespective of negotiations among the Parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Merger Agreement is executed and delivered by all parties thereto, and (b) this Agreement is executed and delivered by the Parties.

10.13 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense, whether or not the Mergers are consummated.

10.14 Action in Securityholder Capacity Only. Notwithstanding anything to the contrary in this Agreement, (a) no Person executing this Agreement (or designee or Representative of such Person) who has been, is or becomes during the term of this Agreement a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer of the Company and (b) the Parties acknowledge and agree that this Agreement is entered into by the Holders solely in their capacity as the Beneficial Owners of shares of Company Common Stock and Partnership OP Units and nothing in this Agreement shall restrict in any respect any actions taken by the Holders or their designees or Representatives who are a director or officer of the Company solely in his or her capacity as a director or officer of the Company. For the avoidance of doubt, nothing in this Section 10.14 shall in any way modify, alter or amend any of the terms of the Merger Agreement.

10.15 Documentation and Information. Except (a) for communications consistent with the final form of the joint press release announcing the Mergers and the investor presentation given to investors on the day of announcement of the Mergers or (b) as may be required by applicable Law or stock exchange rule or regulation (provided that reasonable notice of any such disclosure will be provided to Parent), no Holder shall make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent. Each Holder consents to and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent reasonably determines to be necessary in connection with the Mergers and any transactions contemplated by the Merger Agreement, such Holder’s identity and ownership of the Subject Securities, the existence of this Agreement and the nature of such Holder’s commitments and obligations under this Agreement, and such Holder acknowledges that Parent may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity. Each Holder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Holder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by such Holder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

10.16 Obligation to Update Schedule A. The Holders agree that in connection with any acquisitions or Transfers (to the extent permitted) of the Subject Securities by any Holder, the Holders will, as promptly as practicable following the completion of such acquisition or Transfer, notify Parent in writing of such acquisition or Transfer and the Parties will update Schedule A to reflect the effect of such acquisition or Transfer.

10.17 Holder Obligation Several and Not Joint. The obligations of each Holder hereunder shall be several and not joint, and no Holder shall be liable for any breach of the terms of this Agreement by any other Holder.

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement by their authorized representatives as of the date first above written.

PUBLIC STORAGE

By:	/s/ H. Thomas Boyle
Name: H. Thomas Boyle
Title: Chief Investment Officer

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HOLDERS

TAMARA D FISCHER TTEE TAMARA DIANE FISCHER TRUST U/A/D 03/17/1998

By:	/s/ Tamara D. Fischer
Name: Tamara D. Fischer
Title: Executive Chairperson

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/s/ Arlen Nordhagen
Arlen Nordhagen

[Signature Page to Election and Support Agreement]

/s/ Wendy P. Nordhagen
Wendy P. Nordhagen

[Signature Page to Election and Support Agreement]

NORDHAGEN LLLP, a Colorado limited liability limited partnership

By:	/s/ Arlen D. Nordhagen
Name: Arlen D. Nordhagen
Title: General Partner

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ARLEN NORDHAGEN AND WENDY P. NORDHAGEN, as joint tenants

/s/ Arlen Nordhagen
Arlen Nordhagen

/s/ Wendy P. Nordhagen
Wendy P. Nordhagen

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THE NORD FOUNDATION, a Colorado nonprofit corporation

By:	/s/ Arlen D. Nordhagen
Name: Arlen D. Nordhagen
Title: President

[Signature Page to Election and Support Agreement]

/s/ David G. Cramer
David G. Cramer

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DAVID AND NAOMI CRAMER TRUST

By:	/s/ David G. Cramer
Name: David G. Cramer
Title: Trustee

[Signature Page to Election and Support Agreement]